UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Institutional Large-Cap Growth Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

The Dow Jones Industrial Average and the S&P 500 flirted with bear market territory (commonly defined as a drop of 20% or more from their highs) at the end of June and promptly entered that terrain in early July. Energy stocks surged with the price of oil spurting above $140 per barrel. The only sectors providing positive returns during the first half were energy and materials, as both benefited from rising commodity prices and a weak dollar. Problems in the housing market intensified and energy and foods costs accelerated, driving extreme weakness in financials and consumer discretionary stocks.

The Institutional Large-Cap Growth Fund posted a loss of 9.40% during the first six months of the year, compared with declines of 9.83% for the Lipper Multi-Cap Growth Funds Index and 10.30% for the Lipper Large-Cap Growth Funds Index. The Russell 1000 Growth Index generated a loss of 9.06%, slightly better than the fund’s return. Good stock selection helped offset poor sector positioning versus the Russell benchmark. All in all, it was a poor first half for U.S. equities, with relatively few places to hide.

MARKET ENVIRONMENT

The economy is not officially in a recession, which is widely regarded as two successive quarters of contraction in gross domestic product (GDP), but several important sectors—housing, transportation, and financial services among them—are in the midst of severe downturns. Two gauges of consumer confidence released during the final weeks of June indicated that Americans are more pessimistic than they have been in nearly three decades. Their downbeat demeanor can largely be attributed to turmoil in the housing and energy sectors. Home prices in some major cities have retreated to 2004 levels, and oil prices rocketed above $140 per barrel at the end of the month, boosting the price of gasoline at the pump to more than $4 a gallon in many areas. Escalating food prices also put a crimp in many household budgets.

The glum economic news drove investors away from risky assets, including equities, toward the security of government bonds, pushing Treasury yields lower across the maturity spectrum. The Fed’s rate-setting committee met in June and decided not to lower the federal funds rate for the first time since last September. While the decision was widely expected, investors looked closely at the committee’s post-meeting statement for clues about when the central bank would begin to raise rates. The statement gave no clear indication, but policymakers noted that “the upside risks to inflation and inflation expectations have increased.”

Large-cap stocks lagged behind their small-cap peers over the first half of the year, but mid-cap shares decisively outperformed both segments. As measured by various Russell indexes, growth stocks did better than value across all market capitalizations—although there was little to cheer about, as they all ended the period in negative territory.

STRATEGY REVIEW

Our investment philosophy, which favors select companies offering sustainable earnings and cash-flow growth, drives your portfolio’s long-term results. This strategy looks for businesses that dominate a lucrative niche, often giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices we believe will generate compelling returns.

Highlights

• Stocks declined during the first six months of 2008, and key indexes of equity market performance slid into bear market territory shortly after the end of the period.

• The fund posted a loss for the reporting period, beating the Lipper benchmarks and performing slightly behind the Russell 1000 Growth Index.

• Our stock selection was particularly good in health care and technology, although our consumer discretionary holdings fared poorly. An underweight in energy also continued to trim fund performance.

• While the U.S. and global economies may remain weak for some time, many companies should deliver solid earnings growth, with stock prices benefiting from expanding price/earnings multiples.

INVESTMENT REVIEW

Beneficial stock selection in the health care and technology sectors helped cushion our losses in the first half of the year and contributed to the fund’s relative performance. Among our health care holdings, results were led byGilead Sciences and Celgene. Gilead’s performance was led by its increasingly dominant HIV franchise, which should benefit further from emerging safety concerns surrounding a competing drug. The completion of the Pharmion acquisition was a catalyst for Celgene shares and should strengthen Celgene’s position in Europe. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In technology, Marvell Technology Group was a stand-out performer. The company, a global semiconductor provider, reported robust earnings growth thanks to strong sales of the firm’s WiFi and 3G chips. Additionally, operational improvements are beginning to drive better profit margins after a period of heavy investment. Other stocks in the technology sector that benefited fund performance included Xilinx, QUALCOMM, Accenture, and Visa. We bought Visa on its initial public offering and sold it during the period after the shares surged. We acknowledge the power of Visa’s network and intend to revisit the stock given the opportunity in the future.

Accenture was another major performer during the period. The stock rebounded as the company consistently increased profits from outsourcing and consulting services despite the difficult economy. Thanks to Accenture’s broad client base and diverse geographic presence, we believe the company has the ability to grow through challenging markets.

On the downside, our stock selection was poor in consumer discretionary, with gaming and lodging stocks such as Las Vegas Sands, MGM Mirage, International Game Technology, and Marriott weighing heavily on results. A cutback in leisure and, to a lesser extent, business travel hampered companies such as Marriott and Las Vegas Sands, which reported lower-than-expected earnings. We added to the Marriott and Las Vegas Sands positions on weakness, as we believe both companies’ strong brands will enable rapid growth overseas.

In addition, our underweight in energy versus the Russell benchmark crimped relative performance, although energy stocks overall have not performed nearly as well as the price of oil. We believe energy is due for a pullback, considering that oil has doubled in value over the past 12 months and developed market demand is beginning to wane. We expect supply from non-OPEC sources to increase in the second half of the year, although we acknowledge that forecasted supply growth has failed to develop over the last few years.

As of this writing, we see many attractive opportunities in our segment of the equity market. We are currently overweight in the technology and health care sectors and believe that price/earnings multiples for growth stocks are the most attractive they have been in quite some time. We took advantage of the volatility in the first half of the year to add to key holdings, including Juniper Networks, Apple, Google, and Amazon.com. We also initiated new positions in various health care stocks such as Elan, Wyeth, Stryker, Medco, McKesson, Baxter, and Humana.

OUTLOOK

The economy is likely to remain sluggish until there are visible signs of a bottom in the housing market and a top in the price of oil. We can make a case that there are fundamental reasons to believe both of these scenarios could take place in the foreseeable future, but we are somewhat wary of making that call at present. It is virtually impossible to predict market swings accurately, as momentum in any market takes some time to reverse once it is set in motion. Until there is a turn in these areas, however, corporate earnings growth will be at risk.

We do believe that the equity market is closer to a bottom than to a top, and the potential and inevitable upside is greater than the remaining downside in the market as a whole. That said, we do not expect to see robust earnings growth anytime soon. The U.S. economy is weak, and this weakness has now spread overseas into Europe and other global economies, which will make broad earnings gains more difficult to come by.

We remain focused on individual stocks that we believe will deliver above-average earnings growth in the months ahead. One encouraging note is the possible expansion in price/earnings multiples that could be driven by two factors—a reduction in risk aversion and a softening of inflation fears. Multiples are not historically low on an absolute basis, but they are quite low relative to current yields on Treasury securities.

We believe risk aversion is beginning to peak, with risk premiums extremely high across many asset classes, particularly in financial services and consumer-related areas. Regarding inflation worries, weaker global economic growth and tighter monetary policy outside of the United States should eventually put the inflation genie back in the bottle. Over time, falling commodity prices would help ease the pressure on the inflation front, along with improving worker productivity and restrained wage gains. In this scenario, it is possible to see some stock prices moving higher even absent a return of robust economic and corporate earnings growth.

Once again, we will continue to concentrate on the underlying fundamentals of our holdings rather than on macroeconomic considerations and investor sentiment at any given moment. Despite a mediocre year so far relative to our benchmark, we will continue to employ our strategy of seeking companies for the portfolio that we believe offer the best growth prospects in the foreseeable future.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Robert W. Smith
Investment Advisory Committee member

Larry J. Puglia
Investment Advisory Committee member

July 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecasted growth values.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2008 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2008 (Unaudited)
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,477,572)	$ 1,483,649
Receivable for investment securities sold	4,950
Receivable for shares sold	1,817
Dividends and interest receivable	677
Other assets	22
Total assets	1,491,115
Liabilities	
Payable for investment securities purchased	1,690
Payable for shares redeemed	891
Investment management fees payable	715
Due to affiliates	9
Other liabilities	35
Total liabilities	3,340
NET ASSETS	**$ 1,487,775**
Net Assets Consist of:	
Undistributed net investment income	$ 785
Accumulated undistributed net realized loss	(76,198)
Net unrealized gain	6,077
Paid-in capital applicable to 104,990,686 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,557,111
NET ASSETS	**$ 1,487,775**
NET ASSET VALUE PER SHARE	**$ 14.17**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/08
Investment Income (Loss)	
Dividend income	$ 5,069
Expenses	
Investment management	4,060
Shareholder servicing	3
Prospectus and shareholder reports	19
Custody and accounting	98
Registration	24
Legal and audit	10
Directors	5
Miscellaneous	5
Repayments of fees and expenses	
Investment management fee repaid	60
Total expenses	4,284
Net investment income	785
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(67,215)
Foreign currency transactions	(1)
Net realized loss	(67,216)
Change in net unrealized loss on securities	(70,516)
Net realized and unrealized loss	(137,732)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (136,947)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2008 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of the changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $37,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $679,463,000 and $474,872,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $9,120,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date.

At June 30, 2008, the cost of investments for federal income tax purposes was $1,477,572,000. Net unrealized gain aggregated $6,077,000 at period-end, of which $119,098,000 related to appreciated investments and $113,021,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.58% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2011. Pursuant to this agreement, management fees in the amount of $60,000 were repaid to the manager during the six months ended June 30, 2008. Including these amounts, management fees waived in the amount of $120,000 remain subject to repayment at June 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $53,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 209,492 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008